Axalta Coating Systems Ltd. Investor Presentation November 2016 Exhibit 99.1

PROPRIETARYAXALTA COATING SYSTEMS 2 Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2016 financial projections, execution on our 2016 and future goals, as well as sales, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, income tax rate, as adjusted, diluted shares, capital expenditures, depreciation and amortization, working capital, cost and productivity savings, return on invested capital, free cash flow, growth and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt may differ from that of others in our industry. Constant currency net sales, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Constant currency net sales, EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net income or income tax rate, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts, and prior year financial results, providing a measure that management believes reflects the Company’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

Axalta: Celebrating 150 Years of Coatings Excellence

1866

Herberts founded - the original producer of Standox® paints

1900-1970s

1900s: Begin nitrocellulose lacquer manufacture; permanent colors® - first breakthrough enamel technology

1920s: Duco® paints (U.S.) and Permaloid®paints manufactured by Spies Hecker® (Germany) introduced as sprayables

1950s: Standox® paints launch premium line; First to develop L,a,b color equations: The foundation of modern color science










Cromax Pro
WB2040


AXALTA

1980-1990s

- Imron® enamel introduced
- Alesta® powder coatings launched
- Introduced 1st spectrophotometer
- First waterborne OEM coatings in U.S.
- Cromax® waterborne refinish basecoat introduced
- Acquires Herberts coatings businesses (EMEA)

2000-2012

- Formulate super-high solids coatings for OEMs
- Introduce Imron® Elite finishes
- Launch ChromaPremier® Pro system for high-volume customers
- Acquire Plus™ EFX spectrophotometer to enhance accuracy in color matching

2013

- Axalta Coating Systems becomes an independent company
- New global headquarters in Philadelphia, PA
- Replacement of key executive leadership positions
- Introduction of end-market focus and leadership

2014-2016

- November 2014 IPO (NYSE: AXTA)
- Expand capacity in China, Germany, Mexico and Brazil
- Build Asia-Pacific Technology Center in Shanghai
- Acquire Metalak (Netherlands), Chemspec, Dura Coat & United Paints interior plastics division (U.S.), HIPIC (Malaysia) & other smaller transactions
- Announce Global Innovation Center in Philadelphia, PA
- Announce investment in India to double capacity
- Introduce Ganicin™ corrosion-resistant coating system for industrial applications
- Launch AquaEC 6100
- Enhance powder coating facility in Montbrison, France
- Introduce Syrox® mainstream waterborne coatings solution

AXALTA COATING SYSTEMS 3 PROPRIETARY

Axalta's Corporate Transformation Continues

AXALTA

~2000-2012

Predecessor Company

Non-Core Division

- Regional Structure
- Capital Constrained
- Risk Aversion, Low Growth
- Run & Maintain

2013-2014

Carve Out & Transformation

- New leadership team
- Global re-branding
- Completed separation
- Developed growth strategy
- Renewed customer focus
- Aligned incentives

2015-Present

AXALTA®

Independent Coatings Company

- Focused on Profitable Growth
- Significant Investments
- Customer-Centric Approach
- Continuous Improvement
- Results-Driven Incentives

AXALTA COATING SYSTEMS 4 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Refinish $1.7 B (42%) Industrial $0.7 B (16%) Body Shops Light Vehicle $1.3 B (32%) CV $0.4 B (10%) Performance Coatings General Industrial, Electrical Insulation, Architectural Transportation Coatings Adjusted EBITDA1,2 - $539 M (23% Margin) Adjusted EBITDA1,2 - $328 M (19% Margin) Light Vehicle / Automotive OEMs Truck, Bus, Rail, Off-road OEMs ____________________________________________________________________________________________________________ 1. Financials for FY 2015, all sales data refers to Net Sales 2. Consolidated Adjusted EBITDA reconciliation can be found in the Appendix 5 Axalta – A Global Leader In Coatings $2.4 Billion, 58% of Sales $1.7 Billion, 42% of Sales

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Future State: A Global, High-Performing, Coatings Leader Consistent Growth Margin Expansion Effective Capital Allocation Enhanced Shareholder Returns Axalta’s Vision To maximize our customers’ productivity and product functionality by offering them innovative coatings solutions and best-of-class service 6

Axalta Aims To Grow The Business While Refining The Cost Structure

Sales Growth Strategies

Growth Supported by Clear Strategies & Enhanced Resources

Focus on Emerging Markets for Long Term Opportunity

Globalizing Existing Products to Reach Underserved Markets

Optimizing Procurement

Focus on Operating Excellence

Streamlining Operations

Enhancing Productivity

Cost Reduction Initiatives

Profitable Growth Underpinned by Both Top and Bottom Line Initiatives

AXALTA COATING SYSTEMS 7 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS 8 Cost Initiatives To Enhance Productivity & Efficiency Fit-For-Growth (Europe): $100 million targeted savings • Right-size staffing levels + wage & benefit restructuring • Rationalize manufacturing and logistics • Invest in automation Initial carve-out actions: • Restructure EMEA • Globalize Procurement • Eliminate Stranded Costs The Axalta Way: $100 million targeted savings • Axalta’s permanent business process for continuous improvement • Implement Lean tools to enhance productivity and improve ROIC • Opportunities in commercial excellence, procurement, SG&A 2013 2017 $40 million incremental savings $20 million incremental savings Targeting $60 million in Combined 2016 Productivity Savings 2016E

AXALTA COATING SYSTEMS Key Goals For 2016 Grow the Business Productivity Initiatives to Improve Cost Structure Focus on Operating Improvement Extend Core Strengths & Globalize • Net sales growth at lower end of 4-6% ex-currency, including acquisitions • Expect to outgrow our end-markets • $60 million in combined 2016 cost savings • Success in refining our operating model • Extend our strong global foundation Continue High IRR Investments • Productivity & growth capex remain in high gear 9 Active M&A Pipeline • Attractive bolt-on M&A deals completed in our core end-markets FCF & Debt Paydown A Priority • Leverage ratios lowered to 3.3x (2.5-3.0x goal) Stated Objective Results Expected

PROPRIETARYAXALTA COATING SYSTEMS 10 Axalta Operates Fundamentally Strong Businesses A Global Leader in Our Markets Significant Competitive Advantages A Service-Led Business Model Structurally Attractive End Markets Highly Variable Cost Structure; Low Capital Intensity

A Global Leader In Our Markets

Axalta's Global Scale Enables Market Leadership


EMEA
35% of Sales
North America[1]
34% Sales
Asia Pacific
18% of Sales
Latin America[1]
13% of Sales

- ✓ 42 manufacturing facilities
- ✓ 46 customer training sites
- ✓ 4 technology centers
- ✓ ~13,000 employees, 130+ countries

● Manufacturing Facility[2] ● Technology Center

Information as of and for FY 2015, all sales data refers to Net Sales
1. Mexico is included in Latin America
2. Includes 9 JV facilities.

AXALTA COATING SYSTEMS 11 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Peer 1 24% Axalta 19% Peer 2 18% Peer 3 13% Other 26% 12 A Global Leader In Our Markets ~90% of Sales from Markets Where Axalta Has #1 or #2 Global Share Axalta 25% Peer 1 20% Peer 2 11% Peer 3 11% Other 33% Performance Coatings: Refinish Transportation Coatings: Light Vehicle #1 ______________________________________________________ Source: Orr & Boss and Axalta estimates based on 2014 data #2

Significant Competitive Advantages

Product

Technology Innovation



- 1,200+ technology employees
- 800+ patents, 275+ trademarks
- $160+ million annual spend

Extensive Formulation Database


60+

- 4+ million color variations
- Hundreds of formulations in automotive & industrial

Process

Deep Process Technology Knowledge



- 42 plants on 5 continents
- Significant legacy capital investment
- Process technology is hard to replicate

Distribution & Technical Services

Go-To-Market With Strong Brands

- Deep coatings heritage since 1866
- Broad global brand portfolio

Differentiated Technical Support



- Dedicated employees in OEM plants
- Technical support to body shops

Differentiated Franchise with Global Scale and Strong Competitive Advantages

AXALTA COATING SYSTEMS 13 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Industry Trends Axalta Technologies OEM Vehicle Light-Weighting  Broad substrate coating applicability for next generation materials Growth in Multi-Shop Operators (“MSO”)  Axalta’s waterborne technology improves MSO shop productivity and our national coverage enables high service levels 14 Significant Competitive Advantages More Complex Colors  Integration with OEMs grows color library  Advanced color matching technologies critical to body shop supplier selection  Our technology enables OEMs to reduce capital intensity, footprint, and energy use OEMs Seek Continuous Productivity Improvement Government Regulation: VOC Limits  Complete VOC compliant portfolio for both Refinish and OEM Broad Technology Portfolio Well-Positioned to Benefit From Industry Trends

PROPRIETARYAXALTA COATING SYSTEMS 15 Axalta Employs A Service-Led Business Model Critical Functionality at a Relatively Low Cost 1 Compelling Value Proposition Where Product Cost is Not the Main Driver Light & Commercial Vehicle: <1% of a new vehicle’s cost Industrial: Critical to function, durability, safety & compliance Refinish: 5%-10% of total repair cost Body Shop OEM Plant Service is Key in Both Refinish and OEM End-Markets Painter Training Shop Productivity Shop Layout Paint Mixing Line Service Technical Services

Structurally Attractive Global End-Markets

Strong Coatings Growth Outlook


Coatings Industry Sales
($ in Billions)
CAGR: 4%
CAGR
Industrial
Commercial Vehicle
Light Vehicle
Refinish
$39.6
$2.3
$6.9
$8.2
$48.0
$2.7
$7.8
$9.2
4.9%
4.5%
3.0%
3.0%
2015E
2019E

Source: Orr & Boss, Axalta estimates

Diverse Industry Growth Drivers

- **Refinish**: Car parc, miles driven and collision rates
- **Light Vehicle**: Emerging economies and middle classes; ongoing consumer strength in developed markets
- **Commercial Vehicle**: Global consumer markets expanding; infrastructure growth; professionalized logistics management
- **Industrial**: Global GDP and industrial production; application sophistication with enhanced functionality and durability

Long Term Alignment With Global Growth

AXALTA COATING SYSTEMS
16
PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS 17 Highly Variable Cost Structure And Low Capital Intensity  ~50% of COGS come from variable raw material inputs  Utilize temporary labor to enable wage structure flexibility  Toggle other costs as needed in a downturn, including both variable and semi-fixed Low Capital Intensity  Capex at $138 million is 3.4% of sales, but only 1.3% for maintenance capex  Batch production process is inherently flexible  Capacity additions are very modular to minimize stranded cost impacts Variable Cost Structure Well Positioned to React to Cyclical Downturns

PROPRIETARYAXALTA COATING SYSTEMS 18 Axalta’s Evolution Is Grounded In Fundamental Goals Focus on operational excellence and foster a culture of accountability Axalta’s Strategy Grow in targeted industrial coatings segments via organic growth and selective acquisitions Move into attractive adjacencies by leveraging our global technology and service capabilities Grow in existing markets with our market-leading products and services

Axalta's Strategy: Grow Core Products & Markets

Refinish

Axalta MSO Market Share



2013
Today

Source: Axalta estimates

- Axalta is gaining share by partnering with market winners
- Our value proposition remains strong with all refinish market channels

Light Vehicle



- Axalta has demonstrated growth with key business wins

Heavy Duty Truck

North America Heavy Duty Truck Market



Peer 3
Other
Peer 2
Peer 1
Axalta
#1

Source: Orr & Boss, Axalta estimates

Heavy Duty Truck Production

(Vehicles in Thousands)



236
587
The China market is ~2.5x North America
North America
China

Source: LMC Automotive (2016E)

Strong Momentum Driven by Customer-Centric Approach

AXALTA COATING SYSTEMS 19 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS $14.3 $15.6 $17.1 $18.5 $20.1 2014E 2015E 2016E 2017E 2018E Emerging Markets, 31% 20 Axalta’s Strategy: Accelerate Growth In Emerging Markets China Example Light Vehicles, Per 1,000 People China Car Parc (thousands) 743 263 230 129 61 19 United States Central & Eastern Europe Mexico Brazil China India Damaged Vehicles Per 1M km Driven (2011) Axalta 2015 Net Sales Emerging Market Growth Coatings Market ($ Billions) Significant Emerging Markets Growth Opportunity Significant Opportunity  Rapid growth of middle-classes in emerging economies  Increased vehicle penetration per capita  Expansion of car parc  Elevated collision rates vs. developed markets United States Brazil China___________________________Source: Orr & Boss (2014) _________________________________________ Source: LMC Automotive (2013), World Bank (2013) ____________________ Source: Axalta estimates ___________________________ Source: LMC Automotive (2016) 70 87 103 123 144 165 186 208 230 252 2010A 2013A 2016E 2019E

PROPRIETARYAXALTA COATING SYSTEMS Architectural 21 Axalta’s Strategy: Targeted Industrial Coatings Expansion Growth from Leveraging Our Product Portfolio in Underserved Markets  Strong product portfolio in powder, liquid, and e-coat  Implemented global end-market business structure to capitalize on opportunities  Leveraging existing technology and enhanced sales organization to grow A Broad Industrial Portfolio Electrical Insulation Agricultural, Construction, & Earthmoving Equip (ACE) Oil & Gas Coil

PROPRIETARYAXALTA COATING SYSTEMS Axalta’s Strategy: Focus On Operating Excellence  Balanced manufacturing footprint and capacity  Ongoing productivity investments  Salesforce reorganization  R&D / Technology enablers  Enhanced IT tools  Procurement roadmap  Process improvement Leadership and Culture  The tone is set; focus on growth and profitability  Independence and accountability is freeing…and infectious  Quality leaders in every region and end-market  Supporting and educating our people  Strive to maintain a strong core talent base  Continue to refine and add talent deeper in the organization Operations Employees Feel the Effect of Our Focus and Accountability 22

Financial Overview

PROPRIETARYAXALTA COATING SYSTEMS 24 Axalta Is Focused On Connecting Performance To Shareholder Returns Underlying Market Growth Axalta Growth Initiatives Operational Improvements M&A Structural demand growth  Industry trends favor global suppliers Momentum driven by customer-centric approach  Long-term growth in emerging markets Globalizing existing products to reach underserved markets Optimize procurement Streamline operations  Enhance productivity ▲Bolt-on and strategic acquisitions ▲Partnerships ▲Consolidation opportunities Organic Levers For Growth Inorganic UpsidesMargin Levers Growth + Margins + Capital Allocation Focus = Industry Leading Shareholder Returns

AXALTA COATING SYSTEMS Q3 Consolidated Results Financial Performance Commentary Net Sales Variance $1,000 $1,023 VolumeQ3 2015 Q3 2016FXPrice 25 Net sales growth drivers  Positive pricing contribution from both segments, led by Performance Coatings and most notably from Latin America  Volume growth across both segments within Asia Pacific, with EMEA and North America Light Vehicle also contributing; emerging market volumes remain pressured  2.6% acquisition contribution to volumes  2.1% unfavorable currency impact shows moderating impact versus prior quarters +2.5% +1.9% (2.1%) +2.3% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 619 601 3.1% 5.8% Transportation 404 400 1.1% 2.3% Net Sales 1,023 1,000 2.3% 4.4% Net Income (Loss) (1) (11) 35 Adjusted EBITDA 233 217 7.5% (1) Represents Net Income attributable to Axalta Q3 % Change

PROPRIETARYAXALTA COATING SYSTEMS The Axalta Way: Driving Towards World Class Productivity Our Goal: $200 million of Adjusted EBITDA savings on a run-rate basis exiting 2017 Cumulative Productivity Initiative Savings ($ in millions) The Axalta Way: “A focused approach to doing business that drives profitability by improving our efficiency, productivity and growth opportunities every day, wherever we do business” 26 2017E2015 2016E2014 Fit for GrowthAxalta Way $37 $72 $92 $100 $57 $100 $17 $89 $200 $148

PROPRIETARYAXALTA COATING SYSTEMS Prioritization Of Capital Spending; Focus On High IRR Capex  Maintenance capital: $50+ million per year  Growth investments  4 capex projects completed in 2015: Germany, China, Mexico, Brazil  New R&D centers planned for Philadelphia and Shanghai (nearly complete) to consolidate technology footprint  Productivity investments  Equipment upgrades, debottlenecking and automation opportunities  Strong target IRRs Capital Expenditures Capex by Year and Category ($ in millions) Commentary 27 $59 $60 $53 $50 $60 $12 $53 $39 $60 $45 $38 $75 $46 $40 $45 2013 2014 2015 2016E 2017E Maintenance Growth Productivity

Effective Capital Allocation Should Drive Improved Returns

Return on Invested Capital (ROIC)

NOPAT ROIC (LTM)



39.2%
15.9%
14.7%
14.1%
12.0%
SHW
VAL
PPG
RPM
AXTA

Notes: 1) ROIC = Net Operating Profit After Tax (NOPAT) / (Total Debt + Preferred Stock + Minority Interest + Equity); 2) AXTA total capital excludes identified intangible assets; 3) Data as of LTM Q2 2016

Commentary

- Axalta's ROIC is penalized by the February 2013 LBO and related asset step-up from purchase price accounting
- Drivers of ROIC upside:
  - ✓ Growth in NOPAT from ongoing business execution
  - ✓ Effective capital allocation: Organic investments, return accretive M&A, and focus on asset efficiency
- We believe that over time we can achieve returns in excess of the peer group averages

AXALTA COATING SYSTEMS 28 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Capital Allocation (TSR Model): Decision Tree For Excess Cash Flow Debt Reduction 29 Organic Investment Capex / R&D M & A Dividends Share Repurchases Leverage in excess of target and no immediate investment? Investment opportunity that exceeds hurdle rate? Share price greater than fair value? EBITDA - Cash interest expense - Cash taxes - Net working capital - Non-Discretionary Capex = Free Cash Flow No No Yes Yes Yes No Net leverage Target Current Net Debt LTM EBITDA Current Net Leverage 2.5 – 3.0x $2,954 $893 3.3x

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 30 Net Leverage (1) Assumes exchange rate of $1.12 USD/Euro (2) Indebtedness per balance sheet less cash & cash equivalents divided by LTM Q3 2016 Adjusted EBTIDA (3) Total Net Debt = Total Debt – Cash and Cash Equivalents ($ in millions) @ 9/30/2016 Maturity Cash and Cash Equivalents $528 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,887 2020 First Lien Term Loan (EUR) (1) 206 2020 Total Senior Secured Debt $2,093 Senior Unsecured Notes (USD) 489 2024 Senior Unsecured Notes (EUR) (1) 369 2024 Senior Unsecured Notes (EUR) (1) 495 2025 Other Borrowings 37 Total Debt $3,482 Total Net Debt $2,954 LTM Adjusted EBITDA $893 Credit Statistics: Total Net Leverage (2) 3.3x 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x 3.3x At LBO Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 2016

AXALTA COATING SYSTEMS Capitalization Summary Capitalization 31  Refinancing extended debt maturities while decreasing average borrowing rate from ~4.7% to ~4.0%  Extended revolver maturity to 2021 with favorable drawn pricing  Shift in structure from secured to unsecured borrowings  Table excludes $150 million U.S. Term Loan pay-down in October (1) Reflects gross principal outstanding (2) Assumes exchange rate of $1.12 USD/Euro Pre-Refinancing @ 9/30/2016 ($ in millions) Interest Rate Maturity USD Interest Rate Maturity USD Revolver ($400mm Capacity) L + 325 2/1/2018 - L + 225 8/1/2021 - First Lien Term Loan - USD (1) L + 275 2/1/2020 1,925 L + 275 2/1/2020 1,925 First Lien Term Loan - EUR (1)(2) L + 300 2/1/2020 433 L + 300 2/1/2020 210 Senior Secured Notes - EUR (1)(2) 5.750% 2/1/2021 279 - Total Senior Secured Debt $2,637 $2,135 Senior Unsecured Notes - USD (1) 7.375% 5/1/2021 750 - Senior Unsecured Notes - USD (1) 4.875% 8/15/2024 500 Senior Unsecured Notes - EUR (1)(2) 4.250% 8/15/2024 376 Senior Unsecured Notes - EUR (1)(2) 3.750% 1/15/2025 505 Notes Payable and Other Borrowings 37 37 Deferred Financing & OID (68) (70) Total Debt $3,356 $3,482

Completed Acquisitions to Date

AXALTA

Target		End-Market	Geography	Company Overview
GRUPO DUWEST	DuWest Performance Coatings	Refinish	Latin America	Leading manufacturer/distributor of refinish and architectural coating products in Guatemala, serving Central America
metalak partner in proces	Metalak Benelux BV	Refinish	EMEA	Axalta's exclusive distributor for Spies Hecker in the Netherlands and Belgium
CHEMSPEC	ChemSpec North America	Refinish	North America	Cleveland-based refinish manufacturer
HIPIC AUTOMOTIVE PAINT	High Performance Coatings	Refinish	Asia Pacific	Leading local producer of refinish coatings in Malaysia and Indonesia
UNITED PAINT	United Paint (interior plastics division)	Light Vehicle	North America	Growing supplier of automotive interior rigid thermoplastic coatings; strong position with North American OEMs
DURA COAT PRODUCTS INC	Dura Coat Products	Industrial	North America	Growing supplier of specialty coil coatings in North America

AXALTA COATING SYSTEMS

32

AXALTA COATING SYSTEMS Full Year 2016 Guidance 33 2016 Benefits from Ongoing Growth and Maturity of Productivity Programs  Net sales expected to be flat to down slightly, as-reported, based on anticipated currency headwinds; net sales, ex-FX, expected to come in at lower end of 4-6% guidance, including acquisitions  Margin expansion expected to continue, driven by volume, price, and cost reduction  Tailwinds from ongoing input cost savings and additional productivity savings  Tax rate, as adjusted, expected to come down in 2016 from specific actions completed  Working capital stable in 2016, with free cash flow expected to rise  Capex is consistent; includes large discretionary component ($ millions) 2015A 2016E Net Sales, ex FX +5% 4-6% Working Capital / Sales 12% 11-13% Tax Rate, As Adjusted 30% 24-26% Diluted Shares (millions) 240 242-244 Comments on Drivers Capital Expenditures $138 ~$150 Interest Expense $197 $180 Adjusted EBITDA $867 ~$900 D&A $308 $320 Net Sales -6% ~0%

Performance Coatings: Refinish

PROPRIETARYAXALTA COATING SYSTEMS The Global Refinish Market Is Growing Projected Industry Sales ($ in billions) Asia Pacific EMEA North America 6.3% 0.8% 2.2% 2.6%$2.4 $2.5 $2.6 $2.6 $2.7 $3.2 $3.2 $3.3 $3.4 $3.5 $0.9 $1.0 $1.0 $1.0 $1.0 $1.6 $1.8 $1.9 $2.0 $2.1 2015E 2016E 2017E 2018E 2019E ’15E – ‘19E CAGR ___________________________________ Source: Orr & Boss (2014); Axalta estimates Latin America $8.2 $8.4 $8.7 $9.0 $9.2 3.0% Axalta Global Refinish Dynamics  Strong heritage through Herberts acquisition in 1999  Diverse region with both mature and developing markets  Environmental regulations drive waterborne coatings adoption  MSOs gaining share and Axalta benefits directly  Continued strong core products serve the entire collision market  Leading VOC-compliant products meet environmental regulation shifts  Growth driven primarily by expansion of the Chinese car parc  Significant OEM influence in collision repair industry  Opportunity for growth in mainstream and economy product lines  Mexico and Brazil represent Axalta’s largest markets  Price increases help offset inflation and currency devaluation  Under-representation in the economy segment represents opportunity E M E A N A A P A C L a t A m 35

Axalta Has A Very Strong Position In Refinish Globally

Global Share Position

Refinish Industry Sales: ~$7.4 billion


#1
Axalta
25%
Peer 1
20%
Peer 2
11%
Peer 3
11%
Peer 4
5%
Other
28%

Key Market Trends

- Drivers include size of car parc, miles driven, and accident rates
- Industry dynamics favor stable competition in most markets
- Focus on innovation and service to increase body shop productivity
- Increasing environmental regulation drives technically advanced high-productivity coatings adoption

Axalta's Strategies For Growth

- Grow our leadership position in premium product segments
- Increase market share in under-represented countries and markets
- Expand mainstream and economy product penetration
- Leverage customer consolidation trends in key regions
- Focus on strengthening and expanding our distribution channel relationships

AXALTA COATING SYSTEMS 36 PROPRIETARY

Refinish Products: The Paint Layers & Process

The Refinish Paint Process



Clearcoat 35 – 50µm
Basecoat 14 – 30µm
Primer Surfacer 20 – 35µm
E-Coat, CED 20 – 30µm

Clearcoat: Protects basecoat from the elements, gives automobile its lustrous look

Basecoat: Creates automobile's color and aesthetics

Primer Surfacer: Protects automobile from visible and UV light, Improves surface smoothness, Increases topcoat adhesion



SINOTINT





AXALTA COATING SYSTEMS

37

PROPRIETARY

Performance Coatings: Industrial Coatings

PROPRIETARYAXALTA COATING SYSTEMS ’15E-‘19E CAGR($ in billions) Asia Pacific EMEA North America 6.2% 4.0% 3.0% 3.5% 4.9% $6.8 $7.0 $7.3 $7.5 $7.8 $8.1 $10.0 $10.3 $10.6 $10.9 $11.3 $11.6 $1.7 $1.8 $1.8 $1.9 $2.0 $2.1 $21.2 $22.5 $23.9 $25.4 $27.0 $28.6 2015E 2016E 2017E 2018E 2019E 2020E $50.4 _____________________________ Source: Orr & Boss; Axalta estimates Latin America $48.0$45.8$43.6$39.7 $41.6 The Overall Industrial Coatings Market is Expected to Grow The Industrial Coatings Market 39

Industrial Coatings: A $28 B Market Opportunity For Axalta


($ billions)
Coil $4.5
Oil & Gas $3.5
ACE $1.5
Architectual Extrusions $1.5
Electrical Insulation $2.0
General Industrial $15.0

	Product Examples	Market Drivers
General Industrial	▪ Metal furniture ▪ Appliances ▪ Shelving/ racking ▪ Electrical boxes	▪ GDP ▪ Industrial Production
Electrical Insulation	▪ Electric motors ▪ Transformers	▪ Electric motor production ▪ Power transmission production
Architectural Extrusions	▪ Commercial building windows and curtain walls ▪ Residential windows and doors	Commercial construction
ACE	▪ Construction equipment ▪ Agricultural equipment ▪ Mining equipment	▪ GDP ▪ Industrial production
Oil & Gas	▪ Deep sea pipelines ▪ Oil well conveyance lines	▪ Infrastructure growth ▪ Population growth ▪ Pipeline projects
Coil	▪ Commercial /residential siding ▪ Garage doors ▪ Gutters, downspouts, lighting housings ▪ Appliances	▪ GDP ▪ Construction

Source: Coatings World, Axalta estimates

AXALTA COATING SYSTEMS
40
PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS General Industrial 53% Architectural 16% EIS 14% ACE 10% Oil & Gas 7% 2015 Net Sales by Segment Business Overview Steady volume growth driven by global GDP  China growth expected at least mid-single digits  Architectural market expected to grow steadily Supplier consolidation continues  Consolidation driven by expanding global players Technology innovation is our base  Drivers: Environmentally sustainable products, focus on productivity, corrosion resistance and innovative and vibrant color choices Customers are globalizing  Local product must meet global specifications consistently across regions Global infrastructure growth is driving demand  High temperature resistance required for energy applications  Demand for electrical insulation products linked to infrastructure Axalta’s Industrial Business Today 41

PROPRIETARYAXALTA COATING SYSTEMS Growth Priorities & Strategies Axalta Industrial: Where We Are Going… Agriculture, Construction & Earth Moving Equipment (ACE)  Expand approval portfolio with multiple coatings technologies  Utilize global footprint to target new business in all regions Architectural  Market our powder coatings to architects (an environmentally friendly alternative)  Expand color range to compete with liquid alternatives Electrical Insulation Systems (EIS)  Continue to build global capability  Target sub-segments with above average growth rates Oil & Gas  Build on leading technology position for exterior pipe coatings  Establish strong global network to service end users / specifiers General Industrial  Accelerate globalization of key GI sub-segments  Develop industry leadership in high durability, corrosion – resistant coatings 42

Transportation Coatings Overview

PROPRIETARYAXALTA COATING SYSTEMS Segment Overview Global co-lead supplier to OEMs Transportation Light Vehicle  Original Equipment Manufacturers  Plastics and composite materials  Metal coatings #1 global supplier to heavy duty truck and bus segments Commercial Vehicle  Commercial trucks  Rail  Bus  Utility trucks  Recreational / off-road and pleasure craft  General aviation 44 Synergies Global OEM Alliances Focused Support Models Market Drivers

Transportation Summary



The global transportation market is projected to grow ~3.4% CAGR through 2019

- Demand drivers include
  - ✓ Global GDP
  - ✓ Vehicle replacement cycles
  - ✓ Growth in emerging markets
  - ✓ Infrastructure spending



Axalta is a leading global OEM coatings provider

- 19% global light vehicle market share with strong OEM relationships in all regions
- #1 player globally in heavy duty truck and bus
- Extensive portfolio of technologies fit for purpose in each market



Axalta is actively transforming its business for profitable growth

- Moved from regional structure to global leadership
- Improved alignment with strategic and underserved customers
- Building capability and footprint in high growth regions
- Expanding global brand strategy



Progress to date has been strong

- Showing results to date through business wins and global launches
- Strong earnings contribution underscores focus on profitable growth
- Capacity investments to support growth in all regions

AXALTA COATING SYSTEMS 45 PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS Structurally Growing Markets 46 Market Growth: Light Vehicle Market Growth: Commercial Vehicle _____________________________ Source: Orr & Boss; Axalta estimates Asia Pacific Latin America EMEA North America 3.6% 6.5% 2.6% 0.2% 3.0% 1.2 1.3 1.3 1.2 1.2 2.0 2.1 2.1 2.2 2.2 0.6 0.5 0.6 0.7 0.7 3.1 3.2 3.3 3.5 3.6 2015E 2016E 2017E 2018E 2019E ($ in billions) 7.8 ’15E – ‘19E CAGR 7.67.3 7.16.9 ($ in millions) Asia Pacific EMEA North America 4.6% 5.0% 5.3% 3.3% 4.5% $487 $494 $503 $525 $554 $414 $431 $457 $483 $508 $213 $218 $231 $243 $259 $1,186 $1,235 $1,302 $1,369 $1,422 2015E 2016E 2017E 2018E 2019E ’15E – ‘19E CAGR $2,743 _____________________________ Source: Orr & Boss; Axalta estimates Latin America $2,620 $2,493 $2,379 $2,300

PROPRIETARYAXALTA COATING SYSTEMS 47 Key Market Trends  Volatile organic compounds (VOCs)  Toxic substances  Coatings for new lightweight materials to improve fuel economy Government Regulations Emerging Markets Industry Globalization Demand for Productivity Color and Protection  Near-term uncertainty (Brazil, Russia, China)  Long-term growth  Global vehicle platforms  Global color palettes  Global (and local) coating approvals  Improved first time quality  Energy, capital, labor, materials savings for customers  Consumers demand aesthetics and style  Extended vehicle life / warranty

PROPRIETARYAXALTA COATING SYSTEMS Axalta 19% Transforming A Global Coatings Supplier Global Share 48 Axalta 31%  Axalta is a global leader in transportation coatings  Globalizing and harmonizing our coatings technology  Bringing brighter colors and more effects to color design  Aligning global R&D and product management around voice-of-customer  We are customer focused and growth oriented  Strong global leadership team and local capability  Global customer account teams implemented with clear growth metrics  Building senior level customer relationships  Strong launch capability and execution  Robust business systems and competitive analysis implemented  Creating a culture and infrastructure to support growth HDT and Bus Light Vehicle

PROPRIETARYAXALTA COATING SYSTEMS Vision Is Above-Market Growth  Gain share with existing customers  Grow underserved customers and regions  Align product technology to evolving customer and market needs  Increase content per vehicle  Leverage “what good looks like” into new regions, customers and markets Strategies Key Tactics / Programs  Build capabilities in global and regional roles  Expand decorative and functional coatings  Best-in-class line service excellence  Localize supply chain ensuring competitive cost structure  Drive complexity management discipline  The Axalta Way: “run it like we own it” 49

Segmenting Our Markets

	Light Vehicle	HDT	Specialty OEM	Bus	Rail	General Aviation	Body Builders & Trailers
Estimated Market Size	$8,100M	$500M	$550M	$200M	$600M	$45M	$400M
Product Examples	▪ Passenger cars ▪ Pick Ups / SUVs ▪ Light commercial vehicles ▪ Component parts	▪ EM class 4-8 truck manufacturing	▪ RV ▪ Truck caps ▪ Power sports ▪ 2 & 3 Wheelers ▪ Specialty LV	▪ Bus – OEM ▪ Bus repair / refurbishment	▪ Locomotive passenger rail ▪ Metros ▪ Streetcars	▪ Fixed wing propeller ▪ Helicopters ▪ Business jets	▪ Trailers ▪ Truck body builders
Global							


Leading
Top 5
Below top 5
NAFTA
EMEA
LA
AP









Source: Orr & Boss (2013), IRFAB, and Axalta estimates

AXALTA COATING SYSTEMS
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PROPRIETARY

We Are Growing With Segment Specific Strategies In Our Target Markets

Light Vehicle



- Grow in automotive parts market
- China expansion through domestic OEMs
- AP expansion beyond China
- Gain approvals with underserved customers
- Strengthen service capability

Specialty OEM



- Expand 2-wheeler success in Brazil to other regions
- Leverage Imron® branded offering
- Segment-focused color strategy

General Aviation



- Leverage approvals with Textron, Gulfstream, etc.
- Expand color palette for high value applications
- Align Imron® brands and offerings to segment
- Strategic alignments and capabilities

Heavy Duty Truck (HDT)



- Leverage global accounts
- Gain share in tier part suppliers
- China growth via Kinlita JV
- China HDT volume is three times NA
- Leverage Imron® branded offering

Bus and Rail



- China expansion to mainstream and economy segments
- Leverage high speed rail success
- SprayFlex FS interior floor coatings

Body Builders / Trailers



- Differentiation through strong HDT color leverage
- Developing a segment-focused distribution strategy

AXALTA COATING SYSTEMS

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PROPRIETARY

PROPRIETARYAXALTA COATING SYSTEMS 52 The OEM Paint Process Light Vehicle Coating Totes delivered to OEM E-Coat Applied after pre-treat Primer, Basecoat & Clear coat applied Quality inspections between layers

APPENDIX

AXALTA COATING SYSTEMS Q3 Performance Coatings Results Financial Performance Commentary Net Sales Variance 54 Net sales led by Industrial including acquisition contribution  Pricing led by Refinish; Industrial remained stable  Volume growth includes 3.4% from acquisitions  2.7% unfavorable currency impact, principally from Latin America Adjusted EBITDA margin strong  Adjusted EBITDA margin remains strong, benefiting from favorable price realization, some ongoing variable margin benefits, offset by currency translation impact and increased operating expense to support growth $601 Price FX $619 Q3 2015 Volume Q3 2016 +2.9% +2.9% (2.7%) +3.1% Q3 ($ in millions) 2016 2015 Incl. F/X Excl. F/X Refinish 435 427 1.8% 4.9% Industrial 185 174 6.4% 8.2% Net Sales 619 601 3.1% 5.8% Adjusted EBITDA 149 139 6.8% % margin 24.0% 23.1% % Change

AXALTA COATING SYSTEMS Q3 Transportation Coatings Results Financial Performance Commentary Net Sales Variance 55 Net sales pressured by Commercial volumes  Solid volume growth in Light Vehicle led by Asia Pacific and North America, offset in part by slower EMEA; lower volumes in Commercial Vehicle driven by heavy duty truck and other markets  Acquisitions contributed 1.3% to volumes  1.2% unfavorable FX impact largely from emerging market exposures Adjusted EBITDA margin up 150 bps  Adjusted EBITDA margin benefited from price improvement and some additional variable cost savings, offset by foreign currency exchange impact and increased operating investment spending to support growth initiatives Price Q3 2016FX $400 Q3 2015 $404 Volume +1.8% +0.5% (1.2%) +1.1% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Light Vehicle 321 304 5.7% 6.7% Commercial Vehicle 83 96 (13.5%) (11.9%) Net Sales 404 400 1.1% 2.3% Adjusted EBITDA 85 78 8.7% % margin 21.0% 19.5% Q3 % Change

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 56 LTM ($ in millions) FY 2015 Q1 2015 Q2 2015 Q3 2015 Q1 2016 Q2 2016 Q3 2016 9/30/2016 Net Income (Loss) $98 $47 (24) $36 $31 $50 (10) $110 Interest Expense 197 50 49 51 50 48 43 188 Provision for Income Taxes 63 1 30 18 15 20 - 49 Depreciation & Amortization 308 73 78 75 76 79 81 318 Reported EBITDA $665 $171 $132 $180 $171 $197 $114 $664 A Debt extinguishment and refinancing related costs 3 - - - - 2 82 87 B Foreign exchange remeasurement losses 94 9 58 24 8 18 5 34 C Long-term employee benefit plan adjustments - - - (1) 1 1 1 4 D Termination benefits and other employee related costs 36 4 15 1 2 7 16 41 E Consulting and advisory fees 24 3 7 7 3 3 3 16 F Transition-related costs (3) - - - - - - (3) G Offering and transactional costs (1) (4) - 1 - 1 3 6 H Stock-based compensation 30 2 12 8 10 11 10 39 I Other adjustments (6) 1 2 (4) 2 2 1 - J Dividends in respect of noncontrolling interest (5) (4) (1) - (2) - (2) (4) K Asset impairment 31 - 31 - - 11 - 11 Total Adjustments $202 $11 $124 $37 $24 $56 $119 $229 Adjusted EBITDA $867 $182 $255 $217 $195 $253 $233 $893

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. During FY 2015, 2Q 2016 and 3Q 2016, we prepaid outstanding principal on our Term Loans, resulting in non-cash pre-tax losses on extinguishment of $3 million, $2 million and $5 million, respectively. During 3Q 2016, we amended the terms of our Credit Agreement, resulting in a non-cash pre-tax loss on extinguishment of $2 million. In connection with the refinancings of our Senior Notes during 3Q 2016, we recorded a non-cash pre-tax loss on extinguishment of $19 million and incurred call premiums and other fees of $57 million. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented gains of $1 million for both 1Q 2015 and 3Q 2015 and losses of $56 million, $7 million, $16 million and $1 million for the periods 2Q 2015, 1Q 2016, 2Q 2016 and 3Q 2016, respectively. C. Eliminates the non-cash non-service cost components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits and other employee-related costs including our initiative to improve overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents non-recurring charges associated with the transition from DuPont to a standalone entity, including branding and marketing costs, information technology related costs and facility transition costs. G. Represents costs associated with the secondary offerings of our common shares by Carlyle, acquisition-related costs, including a $5 million gain recognized during 1Q 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisition of a controlling interest, and costs associated with changes in the fair value of contingent consideration associated with our acquisitions, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during 2Q 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain non-operational or non-cash (gains) and losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $31 million and $11 million during Q2 2015 and Q2 2016, respectively. We do not consider these impairments to be indicative of our ongoing operating performance. 57

Thank you! Investor Contact: Chris Mecray, VP IR Christopher.Mecray@axaltacs.com 215-255-7970